UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

ASPIRE BIOPHARMA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41293	33-3467744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23150 Fashion Drive, Suite 230
Estero, Florida	33928
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 987-3002

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01- Entry into a Material Definitive Agreement

On January 26, 2026, Aspire Biopharma Holdings, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors (the “Purchasers”), pursuant to which the Company sold to the Purchasers certain debentures in an aggregate principal amount of $2,173,913.04 for a subscription price of $2,000,000 (the “Debentures”) with a maturity date of April 23, 2026. The Notes have an 8% original issue discount and do not bear any annual interest. The Debentures are due the sooner of (i) 90 days, or (ii) upon the Company’s receipt of gross proceeds of at least $8,000,000 in any equity or debt financing. The Company shall have the option to prepay this Debenture(s) at any time after the Original Issue Date at an amount equal to the Principal Amount. The Company shall provide Holder(s) with ten (10) Business Days’ prior written notice of intention to satisfy the Debentures, whether at maturity, by prepayment, or in default. The Debentures are not convertible into common stock. In connection with the financing the Purchasers received an aggregate of 790,000 Shares of the Company’s common stock as incentive shares.

The Notes were offered in reliance on Section 4(a)(2) of Securities Act of 1933, as amended (the “Securities Act”). The Notes were not, and will not be, registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, as applicable. The Company intends to utilize the proceeds to pay off debt and for working capital purposes.

The foregoing description of the Securities Purchase Agreement and the Debentures do not purport to be complete and are subject to, and qualified in its entirety by, the full text of each agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated January 26, 2026
10.2	Form of 8% OID Debenture, dated January 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRE BIOPHARMA HOLDINGS, INC.

Date:	January 30, 2026	By:	/s/ Kraig Higginson
Kraig Higginson
Chief Executive Officer